FIG Partners West Coast CEO Conference

EAGLE BANCORP
MONTANA

February 2014

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." These forward-looking statements include, but are not limited to statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. These factors include, but are not limited to, changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions; loan demand or residential and commercial real estate values in Montana; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; and other economic, governmental, competitive, regulatory and technological factors that may affect our operations. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

EAGLE BANCORP
MONTANA

Eagle At a Glance

- American Federal Savings Bank is a federally-chartered savings bank headquartered in Helena, Montana
- We currently conduct business through 13 branches located in Broadwater, Gallatin, Lewis and Clark, Missoula, Park, Ravalli, Sweet Grass, Silver Bow and Yellowstone counties in Montana
- Branches in Billings, Big Timber, Butte, Bozeman, Helena, Hamilton, Livingston, Missoula and Townsend, Montana
- Two mortgage origination facilities in Bozeman and Missoula
- Core lines of business include:
  - Retail lending
  - Commercial lending
  - Deposit products and services
  - Mortgage servicing
- Eagle Bancorp had assets of $516.4 million, net loans of $247.4 million, deposits of $432.2 million and shareholders' equity of $47.8 million as of December 31, 2013

EAGLE BANCORP
MONTANA

Experienced Board & Management

Executive Management	Age	Title	Years at Eagle
Peter J. Johnson	56	President and Chief Executive Officer	32
Michael C. Mundt	59	SVP and Chief Lending Officer	25
Tracy Zepeda	35	SVP/Branch Retail Administration	6*
Rachel R. Amdahl	45	SVP/Operations	26

*Years at Eagle & Sterling

Board of Directors			
Name	Age	Position Held in Eagle Bancorp	Director Since
Larry A. Dreyer	68	Chairman of the Board	1990
Lynn E. Dickey	67	Director	2005
Rick F. Hays	61	Director	2007
Peter J. Johnson	56	Director	2007
James A. Maierle	66	Director	1997
Thomas J. McCarvel	64	Director	1998
Maureen J. Rude	51	Director	2010

EAGLE BANCORP MONTANA

Business Strategy

- Continue to diversify our loan portfolio into commercial (C&I) and commercial real estate
- Attract and retain lower-cost core deposits
- Continue to expand our franchise through selective acquisitions and branch additions
- Maintain high asset quality levels
- Continue to operate as a community-oriented financial institution

EAGLE BANCORP MONTANA

Current Branch Map


Missoula
2 Branches
Hamilton
Big Timber
Billings
Bozeman
Livingston
EBMT Branches
M O N T A N A
U N I T E D   S T A T E S
W Y O M I N G
I D A H O
Helena
Butte
Townsend
Deer Lodge
Philipsburg
Anaconda
Boulder
Belgrade
Columbus
Laurel
Dillon
Salmon
Virginia City
Lewistown
Roundup
Harlowton
Red Lodge
Yellowstone National Park
Gallatin National Forest
Beaverhead National Forest
Lolo National Forest
Helena National Forest
Lewis and Clark National Forest
Deerlodge National Forest
Bitterroot National Forest

Deposit Market Share

- Now the 6th largest banking institution headquartered in Montana in terms of deposits
- Footprint with presence in the key Montana markets

Deposit Market Share - Montana

Deposits in thousands

2013 Rank	2012 Rank	Institution (ST)	Type	Number of Branches		Deposits in Market
1	2	Glacier Bancorp Inc. (MT)	Bank	52	$	3,111,264
2	1	First Interstate BancSystem (MT)	Bank	39	$	3,021,510
3	3	Wells Fargo & Co. (CA)	Bank	44	$	2,371,340
4	4	U.S. Bancorp (MN)	Bank	25	$	2,218,095
5	5	Stockman Financial Corp. (MT)	Bank HC	31	$	1,815,740
6	6	Mountain West Financial Corp. (MT)	Bank	13	$	528,963
7	7	Inter-Mountain Bancorp. Inc. (MT)	Bank HC	8	$	519,778
8	**8**	**Eagle Bancorp Montana, Inc. (MT)**	**Thrift**	**13**	**$**	**418,292**
9	9	Montana Security Inc. (MT)	Bank HC	5	$	397,758
10	10	Heartland Financial USA Inc. (IA)	Bank	10	$	367,707
		Total For Institutions In Market		**403**	**$**	**19,883,649**

Source: SNL Financial.
Deposit data as of 6/30/13.

EAGLE BANCORP MONTANA

Montana Metropolitan Markets

Deposit Market Share – Missoula, MSA

Deposits in thousands

2013 Rank	2012 Rank	Institution	Number of Branches	Deposits in Market	Market Share (%)
1	1	First Interstate BancSystem (MT)	5	604,124	31.33
2	2	Glacier Bancorp Inc. (MT)	8	460,113	23.86
3	3	U.S. Bancorp (MN)	3	200,174	10.38
4	4	Wells Fargo & Co. (CA)	3	191,928	9.95
5	5	Bitterroot Holding Co. (MT)	4	109,129	5.66
6	6	Mountain West Financial Corp. (MT)	3	69,176	3.59
7	7	Montana Community Banks Inc. (MT)	3	64,863	3.36
8	8	Treasure State Bank (MT)	1	57,709	2.99
9	9	Forstrom Bancorp. Inc. (MN)	1	47,166	2.45
10	11	Bancorp of Montana Holding Co. (MT)	1	40,085	2.08
11	**10**	**Eagle Bancorp Montana, Inc. (MT)**	**2**	**34,570**	**1.79**
		Total For Institutions In Market	**40**	**1,928,259**	

The Missoula MSA is the 2nd largest metropolitan area in Montana by population

- Home to the University of Montana (15,000+ students)
- Regional hub for a wide range of retail, professional and service activities

Source: SNL Financial.
Deposit data as of 6/30/13.

Deposit Market Share – Billings, MSA

Deposits in thousands

2013 Rank	2012 Rank	Institution (ST)	Number of Branches	Deposits in Market	Market Share (%)
1	1	First Interstate BancSystem (MT)	8	1,111,027	25.69
2	2	U.S. Bancorp (MN)	5	1,053,219	24.35
3	3	Glacier Bancorp Inc. (MT)	8	595,410	13.77
4	4	Wells Fargo & Co. (CA)	7	579,817	13.40
5	5	Stockman Financial Corp. (MT)	6	458,243	10.59
6	6	Yellowstone Holding Co. (MT)	5	266,311	6.16
7	8	Bridger Co. (MT)	3	89,416	2.07
8	7	Heartland Financial USA Inc. (IA)	3	88,282	2.04
9	10	Beartooth Bank (MT)	1	32,990	0.76
10	**9**	**Eagle Bancorp Montana, Inc. (MT)**	**1**	**28,952**	**0.67**
		Total For Institutions In Market	**50**	**4,325,483**	

The Billings MSA is the largest metropolitan area in Montana by population

- Low unemployment rate of 4.5%
- Significant investment and activity by energy industry

Montana Markets

Deposit Market Share – Bozeman, MT MSA

Deposits in thousands

2013 Rank	2012 Rank	Institution	Number of Branches	Deposits in Market	Market Share (%)
1	1	Inter-Mountain Bancorp. Inc. (MT)	7	445,482	22.41
2	2	First Interstate BancSystem (MT)	5	240,996	12.12
3	3	Glacier Bancorp Inc. (MT)	5	225,605	11.35
4	4	Wells Fargo & Co. (CA)	2	196,523	9.89
5	5	U.S. Bancorp (MN)	2	184,741	9.29
6	6	Stockman Financial Corp. (MT)	3	176,489	8.88
7	7	Guaranty Dev. Co. (MT)	3	130,715	6.58
8	8	MSB Financial Inc. (MT)	4	116,755	5.87
9	9	Eagle Bancorp Montana, Inc. (MT)	2	85,826	4.32
10	10	Bozeman Bancorp Inc. (MT)	1	55,407	2.79
		Total For Institutions In Market	42	1,987,697	

- Fastest growing area in Montana
- Home to Montana State University (14,000+ students)
- Healthcare industry rapidly expanding
- High-tech center of Montana

Deposit Market Share – Helena, MT MSA

2013 Rank	2012 Rank	Institution (ST)	Number of Branche	Deposits in Market	2013 Market Share	2012 Total	2013 Market Share
1	3	Wells Fargo & Co. (CA)	4	$ 293,790	23.75%	$ 242,794	20.45%
2	1	Glacier Bancorp Inc. (MT)	7	$ 275,027	22.24%	$ 305,222	25.71%
3	2	Mountain West Financial Corp. (MT)	5	$ 246,964	19.97%	$ 245,578	20.68%
4	4	Eagle Bancorp Montana, Inc. (MT)	3	$ 124,850	10.09%	$ 112,361	9.46%
5	5	U.S. Bancorp (MN)	1	$ 92,321	7.46%	$ 88,584	7.46%
6	6	First Interstate BancSystem (MT)	2	$ 69,727	5.64%	$ 60,228	5.07%
7	7	F.S.B. Holding Co. (MT)	1	$ 33,915	2.74%	$ 36,753	3.10%
8	8	Jackass Creek Land & Livestock (MT)	2	$ 30,645	2.48%	$ 30,909	2.60%
9	9	Heartland Financial USA Inc. (IA)	1	$ 30,194	2.44%	$ 30,235	2.55%
10	10	Forstrom Bancorp. Inc. (MN)	1	$ 13,918	1.13%	$ 13,803	1.16%
		Total For Institutions In Market	31	$1,236,877		1,187,372	

- Helena's economic stability is largely due to state government, regional healthcare, education, and small business
- Government positions account for 70% of Helena's workforce
- Unemployment rate only 4.90%

Source: SNL Financial.
Deposit data as of 6/30/13.

EAGLE BANCORP
MONTANA

Financial Highlights

EBMT: First Quarter 2014 Highlights

- Net income was $474,000, or $0.12 per diluted share.
- Revenues (net interest income before the provision for loan losses, plus non-interest income) increased 30% to $6.27 million in the second quarter, compared to $4.83 million in the second quarter a year ago.
- Second quarter net interest margin was 3.32%, a 17 basis point improvement compared to 3.15% three months earlier.
- Total loans increased 6.0% to $249.5 million at December 31, 2013, compared to $235.4 million three months earlier and increased 15.6% compared to $215.8 million a year earlier.
- Total deposits increased 1% to $432.2 million at the end of December compared to $428.3 million three months earlier and increased 4.2% compared to $414.7 million a year earlier.
- Nonperforming assets continue to be maintained at a low level and totaled only $1.35 million, or 0.26% of total assets at December 31, 2013, compared to $1.5 million, or 0.28% of total assets three months earlier and $2.7 million, or 0.53% of total assets a year ago.
- Other Real Estate Owned (OREO) declined during the quarter to $419,000.
- Nonperforming loans were $931,000, or 0.37% of total loans at December 31, 2013, compared to $959,000, or 0.41% of total loans, three months earlier. Nonperforming loans were $1.5 million, or 0.70% of total loans a year ago.
- Capital ratios remain strong with a Tier 1 leverage ratio of 10.07% at December 31, 2013.
- Declared a regular quarterly cash dividend of $0.0725 per share.

EAGLE BANCORP MONTANA

Net Interest Income (in $000's) & Net Interest Margin


4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Net Interest Income
Net Interest Margin

EAGLE BANCORP MONTANA

Provision For Loan Losses (in $000's)


$400
$300
$200
$100
$0
$187
$116
$140
$159
$153
2Q13
3Q13
4Q13
1Q14
2Q14

EAGLE BANCORP
MONTANA

Total Loans (in millions)



$250
$217
$185
$175
$170
$240
$200
$160
$120
$80
$40
$0
FY 2010
FY 2011
FY 2012
FY 2013
YTD 2014

EAGLE BANCORP
MONTANA

Changing Loan Composition

Loan Portfolio Composition – 6/30/2008



Residential Mortgage (1-4 family), 51.5%
Commercial, 3.9%
Consumer, 6.9%
Home Equity, 16.7%
Residential Construction, 4.3%
Commercial R/E, 16.7%

Loan Portfolio Composition – 12/31/2013



Residential Mortgage (1-4 family), 33.4%
Commercial, 12.6%
Consumer, 5.0%
Home Equity, 14.7%
Residential Construction 1.3%
Commercial R/E, 32.6%

EAGLE BANCORP
MONTANA

Total Deposits (in millions)



$440
$400
$360
$320
$280
$240
$200
$160
$198
$209
$220
$418
$432
FY 2010
FY 2011
FY 2012
FY 2013
YTD 2014

EAGLE BANCORP MONTANA

Changing Deposit Composition

- Attractive funding base with checking, savings and money market accounts representing approximately 64% of total deposits

Deposit Composition – 6/30/2008



Savings, 13%
Checking and Money Market, 39%
CDs, 48%

Deposit Composition – 12/31/2013



Savings, 14%
CDs, 36%
Checking and Money Market, 50%

EAGLE BANCORP MONTANA

History of Strong Credit Quality


Non-Performing Assets / Total Assets
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.01%
0.43%
1.05%
1.24%
1.70%
0.30%
0.26%
6/30/08
6/30/09
6/30/10
6/30/11
6/30/12
6/30/13
12/31/13

EAGLE BANCORP MONTANA

5 Year Stock Price Performance (1/27/09-1/27/14)



Eagle Bancorp Montana, Inc. - Price Change (%)
EBMT (+83.72%)
NASDAQ Bank (+56.90%)
S&P 500 (+110.66%)
Price Change (%)
120
100
80
60
40
20
0
-20
-40
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014

Source: SNL Financial as of January 27, 2014
Information reflects the exchange as a result of the conversion and offering

EAGLE BANCORP MONTANA

Strong Track Record of Generating Shareholder Value

Tangible Book Value Per Share


$15.00
$10.00
$5.00
$0.00
$5.21
$5.31
$5.43
$5.85
$6.27
$6.80
$12.84
$13.39
$13.83
$10.62
$10.17
6/30/04
6/30/05
6/30/06
6/30/07
6/30/08
6/30/09
6/30/10
6/30/11
6/30/12
6/30/13
12/31/13

Earnings Per Share


$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.46
$0.38
$0.39
$0.39
$0.46
$0.52
$0.54
$0.62
$0.56
$0.50
$0.29
0.17
$0.19
0.21
$0.23
$0.25
$0.27
0.27
$0.28
0.28
$0.29
0.14
6/30/04
6/30/05
6/30/06
6/30/07
6/30/08
6/30/09
6/30/10
6/30/11
6/30/12
6/30/13
YTD 2014
Earnings per share
Dividends per share

Information reflects the exchange as a result of the conversion and offering completed in April 2010

EAGLE BANCORP
MONTANA

Questions?